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                                                                    Exhibit 23.1


                        Consent of Independent Auditors
                        -------------------------------


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-80433) pertaining to the Health Management Associates, Inc. Retirement Savings Plan of our report dated May 19, 2000, with respect to the financial statements and supplemental schedules of the Health Management Associates, Inc. Retirement Savings Plan included in this Annual Report
(Form 11-K) for the year ended December 31, 1999



                                                           ERNST & YOUNG LLP

Tampa, Florida
June 23, 2000